UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2005

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 26, 2005, Applied Imaging Corp. issued a press release announcing that the Nasdaq Listing Qualifications Panel has notified the Company that in rendering a determination regarding the Company’s continued listing on the Nasdaq SmallCap Market, it is will consider the Company’s delinquency in its filing of its annual report on Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission. The press release is attached hereto as an exhibit and is incorporated herein by reference.

On April 26, 2005, the Company made a written submission to the Nasdaq Listing Qualifications Panel with respect to this issue in support of its continued listing on the Nasdaq SmallCap Market. On April 27, 2005, the Company filed the delinquent 2004 Form 10-K.

Until the Panel’s determination, the date of which is uncertain, the Company’s common shares will be traded on the Nasdaq SmallCap Market with an amended trading symbol of “AICXE” to reflect the Company’s filing delinquency.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 26, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: April 29, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 26, 2005

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